UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2019 (April 2, 2019)

Harvest Oil & Gas Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33024	80-0656612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 750, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

(713) 651-1144

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.Completion of Acquisition or Disposition of Assets

Purchase and Sale Agreement

As previously disclosed, on February 13, 2019, EV Properties, L.P. (“EV Properties”), a wholly-owned subsidiary of Harvest Oil & Gas Corp. (the “Company”), entered into a definitive agreement (the “PSA”) to sell (the “San Juan Transaction”) all of its (i) oil and gas properties in the San Juan Basin in New Mexico and Colorado and (ii) membership interests in EnerVest Mesa, LLC, a wholly-owned subsidiary of EV Properties, L.P., to High River Resources, LLC, with an effective date of October 1, 2018. On April 2, 2019, EV Properties completed the sale of assets pursuant to the PSA for total cash consideration of $37.2 million, net of preliminary purchase price adjustments.

On April 3, 2019, the Company used the net cash proceeds received from the San Juan Transaction as well as cash on hand to repay $47.0 million of the borrowings outstanding under its reserve-based revolving credit facility. As of April 8, 2019, the Company had $8.0 million drawn on its credit facility.

The foregoing description of the PSA and the San Juan Transaction does not purport to be complete and is qualified in its entirety by reference to the PSA, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.

Item 9.01.Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma consolidated balance sheet of the Company as of December 31, 2018, which gives effect to the San Juan Transaction, and the unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2018, which give effect to the San Juan Transaction as well as the Company’s plan of reorganization and fresh start accounting, are furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
99.1

Unaudited pro forma consolidated balance sheet of the Company as of December 31, 2018 and the unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2018 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 8, 2019

Harvest Oil & Gas Corp.

By:	/s/ RYAN STASH
Ryan Stash
Vice President and Chief Financial Officer